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                         THE CHUBB AMERICA FUND, INC.

                Supplement to the Prospectus dated May 1, 1997
                       Date of Supplement: May 13, 1997

On May 13, 1997 the Jefferson-Pilot Corporation completed its acquisition of Chubb Life Insurance Company of America ("Chubb Life"). Chubb Investment Advisory Corporation ("CIAC"), a wholly-owned subsidiary of Chubb Life, serves as Investment Manager to the Chubb America Fund, Inc. (the "Fund"). As a result of the change of ownership of Chubb Life and therefore CIAC, the Fund is required by the federal securities laws to enter into a new Investment Management Agreement with CIAC or its successor entity and new Sub-Investment Agreement between CIAC and the sub-advisers for each of the Fund's nine series (collectively, "New Agreements").

The Fund expects to issue a proxy statement containing details about, among other things, the transaction and the contents of the New Agreements. Chubb Life will provide copies of the proxy statements to the owners of the flexible premium variable life contracts funded through Separate Account A and will request that owners of such contracts provide voting instructions to Chubb Life concerning these matters.